UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2008

CHECKPOINT SYSTEMS, INC.
-----------------------------------------------------
(Exact name of Registrant as specified in its Articles of Incorporation)

                                                                                     Pennsylvania                              22-1895850
--------------------------------       --------------------------------
                                                                              (State of Incorporation)            (IRS Employer Identification No.)

101 Wolf Drive, PO Box 188, Thorofare, New Jersey   08086
------------------------------------------------------------------- ----------------
                                                                         (Address of principal executive offices)                               (Zip Code)

856-848-1800
-----------------------------------------------------
(Registrant's telephone number, including area code)

N/A
-----------------------------------------------------
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 27, 2008, Checkpoint Systems, Inc. (the “Company”) issued a press release announcing its results for the fourth quarter and year ended December 30, 2007. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  The following exhibits are furnished (not filed) herewith:

Exhibit 99.1 Press Release dated February 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT SYSTEMS, INC.

Date: February 27, 2008	By:
Raymond D. Andrews
Title: Senior Vice President, Chief Financial Officer

Checkpoint Systems, Inc.

Index of Exhibits

Exhibit Number Description

99.1 Press Release dated February 27, 2008 (furnished to, not filed with, the Securities and Exchange Commission)